                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

Below is a list of all direct and indirect subsidiaries of the company, including all wholly-owned and partially-owned subsidiaries, in alphabetical order.


                                                                                      JURISDICTION
                                                                                      WHERE
                                                                                      SUBSIDIARY IS
NAME                                                                                  INCORPORATED
----------------------------------------------------------------------------------------------------
3-A Johnson Controls Andina, C. A.                                                    Venezuela

ABC Plastic Containers Limited                                                        Cayman Islands

Academy Mechanical Services Ltd.                                                      Canada

Acropol-Johnson Controls (S) Pte. Ltd.                                                Singapore

AJC Johnson Controls, Ltd.                                                            U.K.

Apple Container Corp.                                                                 Delaware

B+W Kunststoffmaschinenbau Handelsgesellschaft                                        Germany

Beijing Johnson Controls Automotive Trim Co., Ltd.                                    China

Beijing Johnson Controls Co., Ltd                                                     China

Canadian Fabricated Products Ltd.                                                     Canada

CEMIS S.A.                                                                            France

CESA S.A.                                                                             France

Controles de Presion de Ciudad Juarez                                                 Mexico

Controles Reynosa SA de CV                                                            Mexico

Desarrollo y Pl. SA                                                                   Mexico

Ensamble de Interiores Automotrices, S.A. de C.V.                                     Mexico

Eurosit SA                                                                            Spain

Factory for Thread and Synthetic Manufacturing                                        Slovakia
Johnson Controls - NTU GmbH

G-U Export, Inc.                                                                      Wisconsin

Gaz Grunder u. Anwendungszentrum f.F.&A. GmbH                                         Germany

Global Energy Systems, S.A. de C.V.                                                   Mexico

Globe International Delaware, Inc.                                                    Delaware

Globe-Union, Inc. (DE)                                                                Delaware

Haydon & Company Limited                                                              U.K.

Haydon Distribution Limited                                                           U.K.

Haydon Group Limited                                                                  U.K.

Haydon Management Services Limited                                                    U.K.

Hoover Universal, Inc.                                                                Michigan

Hyperion Corp.                                                                        Michigan

Ikeda-Hoover Co. Ltd.                                                                 U.K.

IKIN L.L.C.                                                                           Pennsylvania

INDU TECNO spol s.r.o.                                                                Czech Republic

Industrialesud SpA                                                                    Italy

Industrias IAMSA SA de CV                                                             Mexico

Interior Product Services, Inc.                                                       Delaware

Interiores Prince SA de CV                                                            Mexico

Interstate Battery System International, Inc.                                         Delaware

Intertec Systems L.L.C.                                                               Michigan

J.C. Capital Corporation                                                              Minnesota

J.R.I. Technologies Ltd.                                                              U.K.

JC Beteiligungs GmbH                                                                  Germany

JC Export Inc.                                                                        Barbados

JC S.A.R.L. Luxembourg                                                                Luxembourg

JCI Beteiligungs GmbH                                                                 Germany

JCI Canfab Ltd.                                                                       Canada

JCI Regelungstechnik GmbH (A)                                                         Austria

JCI Regelungstechnik GmbH (G)                                                         Germany

JKL Plastic Corp.                                                                     Delaware

Johnson Control International Sp. z.o.o.                                              Poland

Johnson Control Products, Ltd.                                                        Nevada

Johnson Control SpA                                                                   Italy

Johnson Control Systems Ltd.                                                          U.K.

Johnson Control Systems Pensions Ltd.                                                 U.K.

Johnson Controles de Engenharia Ltda.                                                 Brazil

Johnson Controles Ltda.                                                               Brazil

Johnson Controls (Barbados) Inc.                                                      Barbados

Johnson Controls (India) Pvt. Ltd.                                                    India

Johnson Controls (M) SDN BHD                                                          Malaysia

Johnson Controls (Mauritius) Private Limited                                          Mauritius

Johnson Controls (Portugal) Componentes de Automoveis Lda.                            Portugal

Johnson Controls (Proprietary) Limited                                                South Africa

Johnson Controls (s) Pte. Ltd.                                                        Singapore

Johnson Controls (Suisse) S.A.                                                        Delaware

Johnson Controls (Thailand) Co., Ltd.                                                 Thailand

Johnson Controls (UK) Ltd.                                                            U.K.

Johnson Controls - Roth S.A.                                                          France

Johnson Controls / ACCS                                                               Illinois

Johnson Controls Alagon, S.A.                                                         Spain

Johnson Controls Australia Pty. Ltd.                                                  Australia

Johnson Controls Austria Gesellschaft m.b.H                                           Austria

Johnson Controls Automation Systems BV                                                Netherlands

Johnson Controls Automobilovy Soucastky s.r.o.                                        Czech Republic

Johnson Controls Automotive (PTY) Ltd.                                                South Africa

Johnson Controls Automotive (UK) Ltd.                                                 U.K.

Johnson Controls Automotive Assemblies Pty. Ltd.                                      South Africa

Johnson Controls Automotive Components Group Ltd.                                     U.K.

Johnson Controls Automotive Components Ltd                                            U.K.

Johnson Controls Automotive Foam Ltd.                                                 U.K.

Johnson Controls Automotive France S.A.                                               France

Johnson Controls Automotive Mexico SA de CV                                           Mexico

Johnson Controls Automotive NV                                                        Belgium

Johnson Controls Automotive South Africa (Pty) Ltd.                                   South Africa

Johnson Controls Automotive Spain S.A.                                                Spain

Johnson Controls Automotive Systems S.A.                                              Argentina

Johnson Controls Automotive Trim (Pty) Ltd.                                           South Africa

Johnson Controls Battery (U.K.) Ltd.                                                  U.K.

Johnson Controls Battery de Mexico, SA de CV                                          Mexico

Johnson Controls Battery Group, Inc.                                                  Wisconsin

Johnson Controls Capital (U.K.) Ltd.                                                  U.K.

Johnson Controls de Mexico SA de CV                                                   Mexico

Johnson Controls DISC, Inc.                                                           Delaware

Johnson Controls do Brasil Automotive Ltda.                                           Brazil

Johnson Controls Engineering, Inc.                                                    Wisconsin

Johnson Controls Espana                                                               Spain

Johnson Controls Facilities, Inc.                                                     Wisconsin

Johnson Controls France S.A.                                                          France

Johnson Controls GmbH                                                                 Germany

Johnson Controls GmbH & Co. KG                                                        Germany

Johnson Controls Holding Company de Mexico, S.A. de C.V                               Mexico

Johnson Controls Holding Company, Inc.                                                Delaware

Johnson Controls Holding Limited                                                      Canada

Johnson Controls Hong Kong Ltd.                                                       Hong Kong

Johnson Controls I.F.M. GmbH & Co. KG                                                 Germany

Johnson Controls Integrated Facility Management, S.A.                                 Spain

Johnson Controls Integrated Facility Management

Catering GmbH                                                                         Germany

Johnson Controls Integrated Facility Management Nordic AB                             Sweden

Johnson Controls Integrated Facility Management
Reinigung GmbH                                                                        Germany

Johnson Controls Integrated Facility Management
Sicherheit GmbH                                                                       Germany

Johnson Controls Integrated Facilty Management
Verwaltungs GmbH                                                                      Germany

Johnson Controls II Assentos de Espuma Lda.                                           Portugal

Johnson Controls Integrated Facility Management, B.V.                                 Netherlands

Johnson Controls International B.V.                                                   Netherlands

Johnson Controls International Kft                                                    Hungary

Johnson Controls International NV/SA                                                  Belgium

Johnson Controls International, Inc.                                                  Delaware

Johnson Controls International spol s.r.o.                                            Czech Republic

Johnson Controls International spol s.r.o.                                            Slovakia

Johnson Controls Investment Company, Inc.                                             Delaware

Johnson Controls Jersey Limited                                                       Jersey, Channel Islands

Johnson Controls Lahnwerk Beteiligungs GmbH                                           Germany

Johnson Controls Lahnwerk GmbH & Co. KG                                               Germany

Johnson Controls Limited                                                              U.K.

Johnson Controls Ltd.                                                                 Canada

Johnson Controls Management Company                                                   Minnesota

Johnson Controls Managment Systems, Inc.                                              Florida

Johnson Controls Martorell, S.A.                                                      Spain

Johnson Controls Nederland BV                                                         Netherlands

Johnson Controls Nederland Holding BV                                                 Netherlands

Johnson Controls Network Integration Services, Inc                                    Delaware

Johnson Controls Nevada, Inc.                                                         Nevada

Johnson Controls Norden A/S                                                           Norway

Johnson Controls Northern New Mexico L.L.C.                                           New Mexico

Johnson Controls Novel SL                                                             Spain

Johnson Controls Objekt Bochum GmbH & Co. KG                                          Germany

Johnson Controls Objekt Bochum Verwaltungs GmbH                                       Germany

Johnson Controls Objekt Zwickau GmbH & Co. KG                                         Germany

Johnson Controls Objekt Zwickau Verwaltungs GmbH                                      Germany

Johnson Controls Plastics-Holding NV/SA                                               Belgium

Johnson Controls Richland, Inc.                                                       Washington

Johnson Controls Roth Freres Insitu-Technologie GmbH                                  Germany

Johnson Controls SA/NV                                                                Belgium

Johnson Controls Schwalbach GmbH                                                      Germany

Johnson Controls Services Company                                                     Minnesota

Johnson Controls Services Ltd.                                                        Cayman Islands

Johnson Controls Services Mexico S.A. de C.V.                                         Mexico

Johnson Controls Software (Asia) Pvt. Ltd.                                            India

Johnson Controls SpA                                                                  Italy

Johnson Controls Systems A.G.                                                         Switzerland

Johnson Controls Technology Company                                                   Michigan

Johnson Controls Uniloy Machinery - Mexico SA de CV                                   Mexico

Johnson Controls V.I., Inc.                                                           Virgin Islands

Johnson Controls World Services Inc.                                                  Florida

Johnson Controls World Services Ltd.                                                  Canada

Johnson Controls World Services (Thailand) Co., Ltd.                                  Thailand

Johnson Controls, SA de CV                                                            Mexico

Johnson Controls - RMS, Inc.                                                          Florida

Johnson Controls/ Naue Engineering GmbH & Co. KG                                      Germany

Johnson Controls/Naue Engineering Verwaltungs GmbH                                    Germany

Johnson International Trade Co.                                                       Michigan

Johnson Service Co. (DE)                                                              Delaware

Johnson Service Co. (NV)                                                              Nevada

JOROCA, NV                                                                            Belgium

Joventa AG                                                                            Switzerland

Joventa USA Inc.                                                                      Nevada

Kentair (Wholesale) Limited                                                           U.K.

Komplettsitzwerk Schwalbach GmbH                                                      Germany

Maintenance Automation Corporation                                                    Florida

MAJOR, SA                                                                             France

Major SKT A.S.                                                                        Turkey

Naue de Mexico SA de CV                                                               Mexico

Naue - JCA Marketing GmbH & Co. KG                                                    Germany

NAV L.L.C.                                                                            Pennsylvania

Nicco Corporation Ltd.                                                                India

NYLLE L.L.C.                                                                          Pennsylvania

P & ET Container, Inc.                                                                Delaware

Paul Carter (Environmental) Services Limited                                          U.K.

Perfekta Algemeine Industrie - und Handels GmbH                                       Germany

Plastics USA Corporation                                                              Michigan

Price Johnson Controls (Hong Kong) Limited                                            Hong Kong

Price Johnson Controls (M) Sdn Bhd                                                    Malaysia

Price Johnson Controls Pte. Ltd.                                                      Singapore

Prince APG GmbH                                                                       Germany

Prince APG Ltd.                                                                       U.K.

Prince APG, Inc.                                                                      Michigan

Prince Corporation                                                                    Michigan

Prince Holding Corporation                                                            Delaware

Prince Transportation, Inc.                                                           Michigan

Procord Limited                                                                       U.K.

Propel-Johnson Controls (M) Sdn. Bhd.                                                 Malaysia

PT Johnson Columbus Mabua                                                             Indonesia

Readiness Management Support L.C.                                                     Florida

Recticel JCI Formschaum GmbH                                                          Germany

Roth Johnson Technologie                                                              France

Royal LePage Facility Management Services Ltd                                         Canada

SAVID L.L.C.                                                                          Pennsylvania

SECH L.L.C.                                                                           Pennsylvania

Semco-Johnson Controls Gerenciamento de Ativos Ltda.                                  Brazil

Setex, Inc.                                                                           Ohio

Shanghai Johnson Battery Company Limited                                              China

Shanghai Johnson Controls Co. Ltd.                                                    China

Shanghai Johnson Controls Factory Ltd.                                                China

Sicar B.V.                                                                            Netherlands

Sistemas Automotrice Summa SA de CV ("SAS")                                           Mexico

St. Thomas Energy Exports, Inc.                                                       Virgin Islands

Syncro Partners N.V.                                                                  Belgium

Tata Johnson Controls Automotive Pvt. Ltd.                                            India

Techmix, S. de R.L. de C.V.                                                           Mexico

TechnoTrim de Mexico, S. de R.L. de C.V.                                              Mexico

TechnoTrim, Inc.                                                                      Michigan

Tecnoconfort S.A.                                                                     Spain

Tolena S.A.                                                                           Spain

Trim Masters Inc.                                                                     Kentucky

Trimco spol s.r.o.                                                                    Czech Republic

Uniloy  S.r.L.                                                                        Italy

Uniloy (U.K.) Ltd.                                                                    U.K.

Uniloy France S.A.                                                                    France

Vanpro Assentos Lda.                                                                  Portugal

Vanpro GmbH Entwicklungsges.f.Autositze                                               Germany

Vintec Co.                                                                            Michigan

XYZ Container Corporation                                                             Delaware

YJC Engineering Chiba Company                                                         Japan

Yokogawa Johnson Controls Corporation                                                 Japan